SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         August 19, 2002
                                                 -------------------------------


                                 COMDISCO, INC.
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               (Exact name of registrant as specified in charter)


Delaware                            001-07725                    36-2687938
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(State of other jurisdiction       (Commission                  (IRS Employer
     of incorporation)              File Number)             Identification No.)


                6111 North River Road, Rosemont, Illinois 60018
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code        (847) 698-3000
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit No.

              99.1          Statement Under Oath of Principal Executive Officer.
              99.2          Statement Under Oath of Principal Financial Officer.

Item 9.   Regulation FD Disclosure

On August 19, 2002 Ronald C. Mishler and David S. Reynolds each delivered for filing with the United States Securities and Exchange Commission ("SEC") a statement in the form required by the SEC to be filed by Chief Executive Officers and Chief Financial Officers of 947 designated publicly held companies, certifying as to the accuracy of the Company's statements filed with the SEC on Forms 10-K, 10-Q and all other filings with the Commission subsequent to the filing of the Company's Form 10-K filing on January 11, 2002.

     Attached to this Form 8-K as Exhibit 99.1 and 99.2 are conformed copies of Mr. Mishler's and Mr. Reynold's statements.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                COMDISCO, INC.
                                                 (Registrant)


Date: August 19, 2002               By:     /s/ Ronald C. Mishler
                                            ----------------------
                                                Ronald C. Mishler
                                    Title:      President and
                                                Chief Executive Officer

                                    Subscribed and sworn to
                                    Before me this 19 day of August, 2002.

                                    /s/ Gina M. Andriotti
                                    --------------------------------------
                                    Gina M. Andriotti
                                    Notary Public
                                    My Commission Expires:  11-30-2005